EMPLOYMENT AGREEMENT


         AGREEMENT made effective as of the 3rd day of November, 1999, by and between United Petroleum Corporation, a Delaware corporation with its principal offices at 2620 Mineral Springs Road, Suite A, Knoxville, Tennessee 37917 (the "Company") and Joe P. Bared, an individual residing at 9025 Arvida Drive, Coral Gables, Florida 33156 (the "Executive").

                              PRELIMINARY STATEMENT

         The Company has agreed to employ the Executive and the Executive has agreed to accept such employment, all on the terms set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable considerations, the receipt and adequacy of which are hereby conclusively acknowledged, the parties, intending to be legally bound, agree as follows:

         1. Term. The Company hereby employs the Executive as the Chairman and Chief Executive Officer of the Company (as used herein, reference to the Company includes its subsidiaries), and the Executive agrees to serve the Company as such, upon the terms and conditions hereof. The term of employment hereunder (the "Term") shall commence on the date hereof and continue until November 2, 2002, unless the Term is otherwise terminated in accordance with the provisions hereof.

         2. Duties. (a) Executive shall serve as the Company's Chairman and Chief Executive Officer, the principal executive officer of the Company, and shall be responsible for the Company's overall management, operations and growth. The Executive shall also discharge such duties and authority as are generally incident to such position, or in such other senior management position as the Company shall determine, provided that such other position shall be comparable in authority and responsibility to the position specified above. The Executive will report only to the Company's Board of Directors. The Executive will serve as a member of the Board of Directors of the Company during the entire Term of this Agreement, and shall hold such senior offices and/or such directorships in the Company and/or any subsidiaries or affiliates of the Company to which, from time to time, he may be elected or appointed. The Company shall not require the Executive, directly or indirectly, to violate any applicable laws, regulations or ethical standards.

                  (b) The Executive agrees that he will devote substantially all of his time and attention to the affairs of the Company and use his best efforts to promote the business and interests of the Company and that he will not engage, directly or indirectly, in any other business or occupation during the term of employment, except as provided for in the Management Agreement and as set forth in this Section 2. The Executive shall be permitted to continue to conduct the activities identified on Exhibit A hereto. It is understood, however, that the foregoing will not prohibit the Executive from engaging in personal investment, charitable and civic activities for himself and his family which do not interfere with the performance of his duties hereunder.

         3. Compensation. The Company will pay the Executive for all services to be rendered by the Executive hereunder (including, without limitation, all services to be rendered by him as an officer and/or director of the Company and its subsidiaries and affiliates):

                  (a) A salary ("Base Annual Pay") of $ 378,000, in installments in accordance with customary payroll practices for senior executives of the Company.

                  (b) Bonus compensation for each fiscal year of the Company, based on Executive's performance and the overall performance of the Company, either on an "ad hoc" basis or pursuant to a bonus plan or arrangement as may be established at the Company's discretion for senior executives of the Company. Notwithstanding any conflicting or inconsistent provisions of this Agreement, bonus compensation shall be payable in such amounts, if any, and at such times, if any, as determined by the Company's Board of Directors or the Compensation Committee thereof, in its sole and absolute discretion (and the Board of Directors shall implement an incentive compensation plan in which the Executive participates and promptly communicates the criteria therefor to the Executive).

         Nothing contained herein shall prohibit the Board of Directors of the Company, in its sole discretion, from increasing the compensation payable to the Executive pursuant to this Agreement. The Base Annual Pay shall be reviewed for potential increase on an annual basis, and in any event, the Executive will receive an annual raise of at least the greater of 6% or the previous year's increase in the Consumer Price Index.

         4. Expenses. The Executive shall be entitled to reimbursement by the Company, in accordance with the Company's policies then applicable to senior executives at the Executive's level, against appropriate vouchers or other receipts for authorized travel, entertainment and other business expenses reasonably incurred by him in the performance of his duties hereunder. Without limiting the generality of the foregoing, the Company will furnish the Executive with corporate credit cards and a fuel card and pay or reimburse the Executive for the use of a pager and for two cellular telephones. The Company will also pay or reimburse the Executive for the expenses of leasing, insuring, maintaining and operating a car identical or similar to a BMW 740.

         5. Executive Benefits. The Executive shall be entitled to participate in, and receive benefits under, any pension, profit sharing, insurance, hospitalization, medical, disability, stock purchase, stock option stock ownership, vacation or other employee benefit plan, program or policy of the Company which may be in effect at any time during the course of his employment by the Company and which shall be generally available to senior executives of the Company occupying positions of comparable status or responsibility, subject to the terms of such plans, programs or policies. The Executive shall also be entitled to three (3) weeks' paid vacation per year. Without limiting the generality of the foregoing, the Executive shall be entitled to receive Group Health and Dental Insurance coverages for himself and his family at no charge to Executive.

         6. Withholding. All payments required to be made by the Company hereunder to the Executive shall be subject to the withholding of such amounts relating to taxes and other governmental assessments as the Company may reasonably determine it should withhold pursuant to any applicable law, rule or regulation.

         7. Death; Permanent Disability. Upon the death of the Executive during the term of this Agreement, this Agreement shall terminate. If during the term of this Agreement the Executive fails because of illness or other incapacity to perform the services required to be performed by him hereunder for any consecutive period of more than 90 days, or for shorter periods aggregating more than 120 days in any consecutive twelve-month period (any such illness or incapacity being hereinafter referred to as "permanent disability"), then the Company, in its discretion, may at any time thereafter terminate this Agreement upon not less than 10 days' written notice thereof to the Executive, and this Agreement shall terminate and come to an end upon the date set forth in said notice as if said date were the termination date of this Agreement; provided, however, that no such termination shall be effective if prior to the date when such notice is given, the Executive's illness or incapacity shall have terminated and he shall be physically and mentally able to perform the services required hereunder and shall have taken up and be performing such duties.

         If the Executive's employment shall be terminated by reason of his death or permanent disability, the Executive or his estate, as the case may be, shall be entitled to receive (i) any earned and unpaid salary accrued through the date of termination, (ii) a pro rata portion of any annual bonus which the Executive would otherwise have been entitled to receive pursuant to any bonus plan or arrangement for senior executives of the Company (such pro rata portion to be payable at the time such annual bonus would otherwise have been payable to the Executive) and (iii) subject to the terms thereof, any benefits which may be due to the Executive on the date of termination under the provisions of any employee benefit plan, program or policy.

         8. Termination.

           (a) For Cause. The Company may at any time during the term of this Agreement, by written notice, terminate the employment of the Executive for cause, the cause to be specified in the notice. For purposes of this Agreement, "cause" shall mean (i) any gross negligence or willful misconduct of the Executive in connection with the performance of any of his duties hereunder, including without limitation misappropriation of funds or property of the Company, or any willful and intentional act having the effect of injuring the reputation, business or business relationships of the Company; (ii) breach of any covenants contained in this Agreement that remains uncured after notice and a reasonable opportunity to cure the breach; (iii) conviction of any felony, provided, however, that (1) if the Executive is defending against the charge in good faith and by appropriate proceedings, then the Company shall suspend the Executive from office without compensation of any type, pending the resolution of the matter; and (2) unless the Executive is exonerated from the charges, he shall be terminated for cause effective upon the date he was indicted or held for trial. Termination for cause shall be effective upon the giving of such notice and the Executive shall be entitled to receive (i) any earned and unpaid salary accrued through the date of termination and (ii) subject to the terms thereof, any benefits which may be due to the Executive on such date under the provisions of any employee benefit plan, program or policy. A determination that cause exists for termination of employment can only be made by the Board of Directors at a meeting called for that purpose, and the Executive shall receive notice of, and an opportunity to be heard by the Board on the issues, at such meeting.

           (b) Without Cause. The Company may terminate the Term at any time, upon at least 30 days' notice to Executive, without Cause, and the Company may also decline to renew the term of this Agreement at its scheduled expiration, provided that in any such event that the Company shall pay the Executive continuation of Base Annual Pay (as then in effect) for 12 months following such termination as severance, in addition to (i) any additional earned and unpaid compensation accrued hereunder through the date of termination, (ii) subject to the terms thereof, any benefits which may be due to the Executive on such date under the provisions of any employee benefit plan, program or policy; (iii) continuation of health and dental coverages for 12 months following such termination, (iv) a pro rata portion of any annual bonus with respect to the fiscal year in which such termination occurs, and (v) acceleration of the vesting of all stock options or similar rights then held by the Executive. In the event of a Change in Control, as defined below, the Executive may, within 60 days of the effective date of such Change in Control, terminate the term of this Agreement, with the effects as provided herein for a termination by the Company without Cause. As used herein, a "Change in Control" means the occurrence of a change in the beneficial ownership to voting securities of the Company representing 50% or more of the combined voting power of the Company's securities (other than by reason of the sales of any such securities that are beneficially owned by Executive or any member of his immediate family), or if a person not a shareholder of the Company on the date hereof acquires the power to elect a majority of the Company's Board of Directors.

           (c) Termination by Executive. The Executive may terminate the Term at any time, upon at least 60 days' notice to the Company, and such termination shall have the same effect with respect to severance pay as a termination for Cause as set forth above. The Executive may also terminate the Term for "Good Reason", which shall mean (i) the Company's requiring the Executive to relocate beyond a 60 mile radius from Miami-Dade County, Florida (ii) the Company's material breach of this Agreement, or (iii) the Company changing the Executive's responsibilities so that he is no longer the Company's principal executive officer, or must report to anyone other than the Board of Directors of the Company. A termination by Executive for Good Reason shall have the same effects hereunder as a termination by the Company without Cause, as set forth above.

         9.  Intentionally Omitted.

         10. Non-Competition

           (a) The Executive acknowledges and recognizes that the highly competitive nature of the Company's business and that the goodwill and patronage of the Company's customers constitute a substantial asset of the Company, having been acquired through considerable time, effort and money. Accordingly, the Executive agrees that during his employment with the Company and for a period until the last to occur of 2 years after Executive leaves the Company's employ for any reason or 5 years from the date of this Agreement, he shall not, without the written consent of the Company, directly or indirectly, either individually or as an employee, agent, partner, shareholder, consultant, option holder, lender of money, guarantor or in any other capacity, participate in, engage in or have a financial interest or management position or other interest in any business, firm, company or other entity that operates walk-in convenience stores, nor will he solicit any other person to engage in any of the foregoing activities, in each case within the Metropolitan Statistical Areas ("MSAs") in which the Company has (or has pending plans to open or acquire within 6 months of the date of termination) active operations generating at least $1,000,000 a year in annual revenues as of the termination of employment hereunder. Participation in the management of FSG or any business operation other than in connection with the management of a business operation which operates walk-in convenience stores shall not be deemed to be a breach of this Section 10(a). The foregoing provisions of this Section 10(a) shall not prohibit the ownership by the Executive (as the result of open market purchase) of 5% or less of any class of capital stock of a Company which is regularly traded on a national securities exchange or over-the-counter on the NASDAQ System.

           (b) If any of the covenants contained in this Section 10 or any part thereof, is held by a court of competent jurisdiction to be unenforceable because of the duration of such provision, the activity limited by or the subject of such provision and/or the area covered thereby, then the court making such determination shall construe such restriction so as to thereafter be limited or reduced to be enforceable to the greatest extent permissible by applicable law.

         11. Confidential Information, Etc. The Executive agrees that he shall not, during or after the termination of this Agreement, divulge, furnish or make accessible to any person, firm, company or other business entity, any information, trade secrets, technical data or know-how relating to the business, business practices, methods, products, processes, equipment, clients' prices, lists of customers of the Company, terms of marketing arrangements or other confidential or secret aspect of the business of the Company and/or any subsidiary or affiliate, except as may be required in good faith in the course of his employment with the Company or by law, without the prior written consent of the Company, unless such information shall become public knowledge or becomes available from independent sources, in each case other than by reason of Executive's breach of the provisions hereof.

         12. Acceptance by Parties. Each of the Executive and the Company accepts all of the terms and provisions of this Agreement and agrees to perform all of the covenants on his or its part to be performed hereunder.

         13. Equitable Remedies. The Executive acknowledges that he has been employed for his unique talents and that his leaving the employ of the Company would seriously hamper the business of the Company and that the Company will suffer irreparable damage if any provisions of Sections 10 and 11 hereof are not performed strictly in accordance with their terms or are otherwise breached. The Executive hereby expressly agrees that the Company shall be entitled as a matter of right to injunctive or other equitable relief, in addition to all other remedies permitted by law, to prevent a breach or violation by the Executive and to secure enforcement of the provisions of Sections 10 and 11 hereof. Resort to such equitable relief, however, shall not constitute a waiver or any other rights or remedies which the Company may have.

         14. Entire Agreement. This Agreement memorializes, encompasses and supersedes the parties understandings and agreement relative to the Executive's acceptance of employment hereunder, and constitutes the entire agreement between the parties hereto and there are no other terms other than those contained herein. No variation or modification hereof shall be deemed valid unless in writing and signed by the parties hereto and no discharge of the terms hereof shall be deemed valid unless by full performance of the parties hereto or by a writing signed by the parties hereto. No waiver by the Company or any breach by the Executive of any provision or condition of this Agreement by him to be performed shall be deemed a waiver of a breach of a similar or dissimilar provision or condition at the same time or any prior or subsequent time.

         15. Severability. In case any provision in this Agreement shall be declared invalid, illegal or unenforceable by any court of competent jurisdiction, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         16. Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be deemed to have been given at the time when mailed in the United States enclosed in a registered or certified post-paid envelope, return receipt requested, and addressed to the addresses of the respective parties stated below or to such changed addresses as such parties may fix by notice:

                          To the Company:

                          United Petroleum Corporation
                          2620 Mineral Springs Road
                          Suite A
                          Knoxville, Tennessee  37917

                          To the Executive:



provided, however, that any notice of change of address shall be effective only upon receipt.

         17. Successors and Assigns. This Agreement is personal in its nature and neither of the parties hereto shall, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder (except for an assignment or transfer by the Company to a successor as contemplated by the following proviso); provided, however, that the provisions hereof (including but not limited to the non-compete and confidentiality provisions hereof) shall inure to the benefit of, and be binding upon, any successor of the Company, whether by merger, consolidation, transfer of all or substantially all of the assets of the Company, or otherwise, and upon the Executive, his heirs, executors, administrators and legal representatives.

         18. Governing Law. This Agreement and its validity, construction and performance shall be governed in all respects by the internal laws of the State of Florida, without giving effect to any principles of conflict of laws.

         19. Headings. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have hereunder set their hands and seals to the Employment Agreement the day and year first above written.

                                             UNITED PETROLEUM CORPORATION


                                             By:    ________________________
                                             Name:  ________________________
                                             Title: ________________________



                                             _______________________________
                                             Joe P. Bared